SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2008

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 North Mary Avenue

Sunnyvale, California 94085

(408) 220-2200

(Address, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On April 20, 2008, Blue Coat Systems, Inc., a Delaware corporation (“Blue Coat”) entered into a note purchase agreement (the “Note Purchase Agreement”) pursuant to which it agreed to sell $80 million aggregate principal amount of its Zero Coupon Convertible Senior Notes due 2013 (the “Notes”) and warrants (the “Warrants”) to purchase an aggregate of 385,356 shares of common stock of Blue Coat at an exercise price of $20.76 to Manchester Securities Corp. (“Manchester”) and Francisco Partners II, L.P. (“FP”) in a private placement.

On June 2, 2008, the Notes and the Warrants were issued to Manchester, FP and an entity affiliated with FP (collectively, the “Purchasers”) upon Blue Coat’s acceptance for payment of shares of Packeteer, Inc. common stock validly tendered and not withdrawn pursuant to the tender offer described below. Blue Coat will use the $80 million proceeds from the private placement to pay for such shares.

The Notes are initially convertible into 3,853,564 shares of Blue Coat’s common stock at the holders’ option at any time prior to maturity at the initial conversion price of $20.76. The Notes do not bear interest.

The Notes rank equal in right of payment to all of Blue Coat’s other existing and future senior unsecured indebtedness. The foregoing description of the Notes does not purport to be complete, and is qualified in its entirety by reference to the final form of Note, a copy of which is filed, as Exhibit 4.01, and incorporated herein by reference.

On June 2, 2008, pursuant to the Note Purchase Agreement, Blue Coat, FP and an entity affiliated with FP entered into a Registration Rights Agreement, (the “Registration Rights Agreement”) containing customary terms and conditions providing for the registration of Blue Coat’s common stock underlying the Notes and Warrants issued to FP and an entity affiliated with FP. The foregoing description of the Registration Rights Agreement does not purport to be complete, and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed, as Exhibit 10.02, and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On April 20, 2008, Blue Coat, Packeteer, Inc., a Delaware corporation (“Packeteer”), and Cooper Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Blue Coat (“Merger Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Blue Coat commenced a tender offer for all of the outstanding shares of Packeteer common stock, par value $0.001 (the “Shares”), for $7.10 per Share, subject to the satisfaction or waiver of the conditions disclosed in the Offer to Purchase on Schedule TO (as amended and supplemented from time to time, the “Offer to Purchase”) filed by Blue Coat and Merger Subsidiary with the Securities and Exchange Commission on May 1, 2008 (the “Offer”).

The initial period of the Offer expired at 5:00 p.m., New York City time, on Friday, May 30, 2008. According to Computershare Trust Company, N.A., the depositary for the Offer, as of 5:00 p.m., New York City time, on Friday, May 30, 2008, 29,694,108 Shares were tendered pursuant to the Offer and not withdrawn (including 3,695,205 Shares which were tendered pursuant to the guaranteed delivery procedures set forth in the Offer to Purchase). Merger Subsidiary has accepted for payment all Shares that were validly tendered and not withdrawn. Such shares, together with the 3,559,117 Shares Blue Coat purchased on April 20, 2008 for $7.10 per Share from The Liverpool Limited Partnership and Elliott International, L.P., represent approximately 89.6% of all outstanding Shares.

On June 2, 2008, Blue Coat announced the results of the Offer and commencement of a subsequent offering period for all remaining untendered Shares expiring at 5:00 p.m., New York City time, on Thursday, June 5, 2008. During the subsequent offering period, holders of Shares who did not previously tender their Shares into the Offer may do so and will promptly receive the same purchase price to be paid pursuant to the Offer of $7.10 per Share, net to the seller in cash, without interest thereon, less any required withholding taxes. The procedures for accepting the Offer and tendering Shares during the subsequent offering period are the same as those described for the Offer in the Offer to Purchase except that Shares tendered during the subsequent offering period may not be withdrawn. Blue Coat and Merger Subsidiary reserve the right to extend the subsequent offering period in accordance with applicable law. A copy of the press release announcing results of the offer and commencement of the subsequent offering period is included as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated by reference herein.

Pursuant to the Merger Agreement, upon acceptance of Shares for payment Blue Coat was entitled to designate a number of directors to Packeteer’s Board of Directors reflecting Blue Coat’s percentage beneficial ownership of the outstanding Shares. On June 1, 2008, resignations of each director of Packeteer, other than Craig Elliott, were accepted by Packeteer. At the same time, the number of authorized directors was reduced to three and Brian M. NeSmith and Keith Geeslin, each nominated by Blue Coat, were appointed as directors of Packeteer. Pursuant to the Merger Agreement, the directors of Merger Subsidiary immediately prior to the effective time of the Merger will become the directors of the Company at the effective time of the Merger.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See description of the Notes under Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities

On June 2, 2008, Blue Coat sold $80 million aggregate principal amount of the Notes and the Warrants to the Purchasers in a private placement pursuant to exemptions from the registration requirements of the Securities Act.

The Notes, the Warrants and the underlying Common Stock issuable upon conversion of the Notes and the exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Blue Coat offered and sold the Notes and the Warrants to the Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. Blue Coat relied on this exemption from registration based in part on representations made by the Purchasers in the Note Purchase Agreement.

Additional terms and conditions of the Notes and Warrants are contained in Item 1.01 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d) Exhibits

4.01	Final Form of Note.

10.01	Final Form of Warrant.

10.02	Registration Rights Agreement among Blue Coat Systems, Inc., Francisco Partners II, L.P. and Francisco Partners Parallel Fund II, L.P. dated June 2, 2008.

99.01	Press release of Blue Coat Systems, Inc. dated June 2, 2008 (incorporated by reference from Exhibit (a)(5)(viii) to Schedule TO-T/A filed by Blue Coat Systems, Inc. on June 2, 2008).

IMPORTANT NOTE

FORWARD LOOKING STATEMENTS: This document contains certain forward-looking statements about Blue Coat Systems, Inc. and Packeteer, Inc. and the proposed combination of the two companies. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the anticipated timing of filings and approvals relating to the acquisition; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to antitrust regulations; any projections of earnings, revenues, synergies, accretion, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; risks related to the timing or ultimate completion of the transaction; that, prior to the completion of the transaction, the party’s respective businesses may not perform as expected due to uncertainty; that the parties are unable to successfully implement integration strategies; and other risks that are described from time to time in the Securities and Exchange Commission reports filed by Blue Coat, including but not limited to the risks described in Blue Coat’s Annual Report on Form 10-K for the year ended April 30, 2007, and Quarterly Report on Form 10-Q for the quarter ended January 31, 2008. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Blue Coat or Packeteer. Blue Coat assumes no obligation and does not intend to update these forward-looking statements except as required by applicable law.

THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. THE SOLICITATION AND THE OFFER TO BUY SHARES OF PACKETEER’S COMMON STOCK WILL ONLY BE MADE PURSUANT TO THE OFFER TO PURCHASE AND RELATED MATERIALS THAT BLUE COAT SYSTEMS, INC. AND COOPER ACQUISITION, INC. FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2008, AS AMENDED FROM TIME TO TIME. PACKETEER STOCKHOLDERS SHOULD READ THESE DOCUMENTS CAREFULLY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. PACKETEER STOCKHOLDERS MAY OBTAIN THE OFFER TO PURCHASE AND RELATED MATERIALS WITH RESPECT TO THE OFFER FREE OF CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV, FROM THE INFORMATION AGENT NAMED IN THE TENDER OFFER MATERIALS OR FROM BLUE COAT SYSTEMS, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

Date: June 3, 2008	By:	/s/ Brian NeSmith
		Name:	Brian NeSmith
		Title:	President & CEO